John Hancock Variable Insurance Trust

601 Congress Street, Boston, Massachusetts 02210

John Hancock Variable Insurance Trust ("JHVIT" or the "Trust") is an open-end management investment company, commonly known as a mutual fund. Shares of JHVIT are not offered directly to the public but are sold only to insurance companies and their separate accounts as the underlying investment medium for variable annuity and variable life insurance contracts ("variable contracts"). JHVIT provides a range of investment objectives through 80 separate investment portfolios or funds (each a "fund," collectively the "funds"). The following fund is described in this Prospectus:

Ticker
Fund Name	Series I	Series II	Series NAV
Emerging Markets Value Trust	—	—	—

Neither the Securities and Exchange Commission (the "SEC") nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense. No person, including any dealer or salesperson, has been authorized to give any information or to make any representations, unless the information or representation is set forth in this Prospectus. If any such unauthorized information or representation is given, it should not be relied upon as having been authorized by JHVIT, the advisor or any subadvisors to JHVIT or the principal underwriter of the shares. This Prospectus is not an offer to sell shares of JHVIT in any state where such offer or sale would be prohibited.

Prospectus dated May 1, 2016

John Hancock Variable Insurance Trust

Emerging Markets Value Trust

Investment objective

To seek long-term capital appreciation.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fees and expenses do not reflect fees and expenses of any variable insurance contract that may use the fund as its underlying investment medium and would be higher if they did.

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	Series I	Series II	Series NAV
Management fee	0.95	0.95	0.95
Distribution and service (Rule 12b-1) fees	0.05	0.25	0.00
Other expenses [1]	0.09	0.09	0.09
Total annual fund operating expenses	1.09	1.29	1.04

1 "Other expenses" have been restated from fiscal year amounts to reflect current fees and expenses.

Expense example

The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund's operating expenses remain the same. The expense example does not reflect fees and expenses of any variable insurance contract that may use the fund as its underlying investment medium and would be higher if they did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses ($)	Series I	Series II	Series NAV
1 year	111	131	106
3 years	347	409	331
5 years	601	708	574
10 years	1,329	1,556	1,271

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During its most recent fiscal year, the fund's portfolio turnover rate was 20% of the average value of its portfolio.

Principal investment strategies

Under normal circumstances, the fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in companies associated with emerging markets designated from time to time by the subadvisor.

The fund seeks long-term capital growth through investment primarily in emerging market equity securities. The fund seeks to achieve its investment objective by investing in companies associated with emerging markets, which may include frontier markets (emerging market countries at an earlier stage of development), authorized for investment by the subadvisor ("Approved Markets") from time to time. The fund invests its assets primarily in Approved Markets equity securities listed on bona fide securities exchanges or actively traded on over-the-counter markets. (Approved Market Securities are defined below.) These exchanges may be either within or outside the issuer's domicile country. The securities may be listed or traded in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), Non-Voting Depositary Receipts (NVDRs) or other similar securities, including dual-listed securities.

The fund seeks to purchase emerging market equity securities that are deemed by the subadvisor to be value stocks at the time of purchase. The subadvisor believes securities are considered value stocks primarily because they have a high book value in relation to their market value. In assessing value, the subadvisor may consider additional factors, such as price-to-cash flow or price-to-earnings ratios, as well as economic conditions and developments in the issuer's industry. The criteria the subadvisor uses for assessing value are subject to change from time to time.

The fund will also seek to purchase emerging market equity securities across all market capitalizations, and specifically those which are deemed by the subadvisor to be value stocks at the time of purchase, as described in the paragraph above. The fund may not invest in certain eligible companies or Approved Markets described above because of constraints imposed within Approved Markets, restrictions on purchases by foreigners and the fund's policy to invest no more than 25% of its total assets in any one industry at the time of purchase. The fund may have significant investments in the financial services sector.

The fund also may invest up to 10% of its total assets in shares of other investment companies that invest in one or more Approved Markets, although it tends to do so only where access to those markets is otherwise significantly limited.

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In determining what countries are eligible markets for the fund, the subadvisor may consider various factors, including without limitation, the data, analysis and classification of countries published or disseminated by the World Bank, the International Finance Corporation, FTSE International, MSCI and Citigroup. Approved emerging markets may not include all emerging markets classified by such entities. In determining whether to approve markets for investment, the subadvisor takes into account, among other things, market liquidity, relative availability of investor information, and government regulation, including fiscal and foreign exchange repatriation rules and the availability of other access to these markets for the fund and other affiliated funds.

The fund may use derivatives such as futures contracts and options on futures contracts to adjust market exposure based on expected cash inflows to or outflows from the fund. The fund does not intend to use derivatives for the purposes of speculation or leveraging investment returns. The fund may enter into futures contracts and options on futures contracts for Approved Markets or other equity market securities and indices, including those of the United States. The fund may also enter into forward currency contracts to facilitate the settlement of equity purchases of foreign securities, repatriation of foreign currency balances or exchange of one foreign currency to another currency.

The fund's policy of seeking broad market diversification means the subadvisor will not utilize "fundamental" securities research techniques in identifying security selections. Changes in the composition and relative ranking (in terms of book-to-market ratio) of the stocks that are eligible for purchase by the fund take place with every trade when the securities markets are open for trading due primarily to price fluctuations of such securities. On a periodic basis, the subadvisor will identify value stocks that are eligible for investment and re-evaluate eligible value stocks no less than semiannually.

In addition, the subadvisor may adjust the representation in the fund of an eligible company, or exclude a company, after considering profitability relative to other eligible companies. In assessing profitability, the subadvisor may consider different ratios, such as that of earnings or profits from operations relative to book value or assets.

The fund does not seek current income as an investment objective, and investments will not be based upon an issuer's dividend payment policy or record. However, many of the companies whose securities will be held by the fund do pay dividends. It is anticipated, therefore, that the fund will receive dividend income.

Approved Markets

As of the date of this prospectus, the fund is authorized to invest in the countries listed below. The subadvisor will determine in its discretion when and whether to invest in countries that have been authorized, depending on a number of factors, such as asset growth in the fund and characteristics of each country's markets. The subadvisor also may authorize other countries for investment in the future, in addition to the countries listed below. Also, the fund may continue to hold investments in countries that are not currently authorized for investment, but had been authorized for investment in the past. Emerging markets approved for investment may include countries in an earlier stage of development that are sometimes referred to as frontier markets.

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Brazil

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Chile

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China

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Colombia

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Czech Republic

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Greece

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Hungary

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India

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Indonesia

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Malaysia

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Mexico

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Philippines

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Poland

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Russia

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South Africa

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South Korea

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Taiwan

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Thailand

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Turkey

Approved Market Securities

"Approved Market Securities" are defined as securities that are associated with an Approved Market, and include, among others: (a) securities of companies that are organized under the laws of, or maintain their principal place of business in, an Approved Market; (b) securities for which the principal trading market is in an Approved Market; (c) securities issued or guaranteed by the government of an Approved Market country, its agencies or instrumentalities, or the central bank of such country; (d) securities denominated in an Approved Market currency issued by companies to finance operations in Approved Markets; (e) securities of companies that derive at least 50% of their revenues or profits from goods produced or sold, investments made or services performed in Approved Markets or have at least 50% of their assets in Approved Markets; (f) Approved Market equity

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securities in the form of depositary shares; (g) securities of pooled investment vehicles that invest primarily in Approved Markets securities or derivative instruments that derive their value from Approved Market securities; or (h) securities included in the fund's benchmark index. Securities of Approved Markets may include securities of companies that have characteristics and business relationships common to companies in other countries. As a result, the value of the securities of such companies may reflect economic and market forces in such other countries as well as in the Approved Markets. The subadvisor, however, will select only those companies which, in its view, have sufficiently strong exposure to economic and market forces in Approved Markets. For example, the subadvisor may invest in companies organized and located in the United States or other countries outside of Approved Markets, including companies having their entire production facilities outside of Approved Markets, when such companies meet the definition of Approved Market Securities.

Principal risks

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund include:

Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations.

Cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund's securities may negatively impact performance.

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Emerging-market risk. The risks of investing in foreign securities are magnified in emerging markets. Emerging-market countries may experience higher inflation, interest rates, and unemployment and greater social, economic, and political uncertainties than more developed countries.

Equity securities risk. The price of equity securities may decline due to changes in a company's financial condition or overall market conditions. Securities the manager believes are undervalued may never realize their full potential, and in certain markets value stocks may underperform the market as a whole.

Financial services sector risk. Financial services companies can be significantly affected by economic, market, and business developments, borrowing costs, interest-rate fluctuations, competition, and government regulation, among other factors.

Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize, include: foreign currency forward contracts, futures contracts, and options. Foreign currency forward contracts, futures contracts, and options generally are subject to counterparty risk. Derivatives associated with foreign currency transactions are subject to currency risk.

Industry or sector risk. When a fund focuses on one or more industries or sectors of the economy, its performance may be largely driven by industry or sector performance and could fluctuate more widely than if the fund were invested more evenly across industries or sectors.

Investment company securities risk. A fund bears underlying fund fees and expenses indirectly.

Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.

Liquidity risk. The extent to which a security may be sold or a derivative position closed without negatively impacting its market value, if at all, may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments.

Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small capitalization securities may underperform the market as a whole.

Past performance

The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. Unless all share classes shown in the table have the same inception date, performance shown for periods prior to the inception date of a class is the performance of the fund's oldest share class. This pre-inception performance, with respect to any other share class of the fund, has not been adjusted to reflect the Rule 12b-1 fees of that class. As a result, the pre-inception performance shown for a share class other than the oldest share class may be higher or lower than it would be if adjusted to reflect the Rule 12b-1 fees of the class. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.

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Calendar year total returns for Series I (%)

Best quarter: Q2 '09, 49.54%

Worst quarter: Q4 '08, –27.57%

Average Annual Total Returns for Period Ended 12/31/2015

Average annual total returns (%)	1 Year	5 Year	Inception	Date of Inception
Series I	–19.08	–8.54	–1.04	05/01/2007
Series II	–19.06	–8.50	–1.00	05/27/2015
Series NAV	–19.05	–8.50	–1.00	05/01/2007
MSCI Emerging Markets Index (gross of foreign withholding taxes on dividends) (reflects no deduction for fees, expenses, or taxes)	–14.60	–4.47	0.42	05/01/2007

Investment management

Investment Advisor John Hancock Investment Management Services, LLC
Subadvisor Dimensional Fund Advisors LP

Portfolio management

Joseph H. Chi, CFA Senior Portfolio Manager and Vice President Managed fund since 2010	Jed S. Fogdall Senior Portfolio Manager and Vice President Managed fund since 2010	Henry F. Gray Head of Global Equity Trading and Vice President Managed fund since 2012
Daniel Ong Senior Portfolio Manager and Vice President Managed fund since 2015	Bhanu P. Singh Senior Portfolio Manager and Vice President Managed fund since 2015

Other important information regarding the fund

For important information about taxes and financial intermediary compensation, please turn to "Additional Information about the fund" at page 5 of the Prospectus.

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Additional information about the the fund

Taxes

For federal income tax purposes, the fund is treated as a separate entity, intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to meet the diversification requirements that are applicable to mutual funds that serve as underlying investments for insurance company separate accounts. A fund that qualifies as a regulated investment company will not be subject to U.S. federal income tax on its net investment income and net capital gain that it distributes to its shareholders in each taxable year (provided that it distributes at least 90% of its net investment income and net tax exempt interest income for the taxable year). Insurance company separate accounts, the principal shareholders of the fund, generally do not pay tax on dividends and capital gain distributions from the fund.

Because shares of the fund may be purchased only through variable insurance contracts and qualified plans, it is expected that any dividends or capital gains distributions made by the fund will be exempt from current federal taxation if left to accumulate within the variable contract or qualified plan. Holders of variable insurance contracts should consult the prospectuses of their respective contracts for information on the federal income tax consequences to such holders.

Variable contract owners should consult with their own tax advisors as to the tax consequences of investments in the fund, including the application of state and local taxes.

More information about taxes is located in the SAI under the heading "Additional Information Concerning Taxes."

Compensation of financial intermediaries

The fund is not sold directly to the general public but instead is offered as underlying investment option for variable insurance contracts. The distributors of these contracts, the insurance companies that issue the contracts and their related companies may pay compensation to broker-dealers and other intermediaries for distribution and other services and may enter into revenue sharing arrangements with certain intermediaries. The source of funds for these payments to intermediaries may be the fees paid by the fund under their agreements with insurance and related companies for management, distribution and other services. Payments by insurance and related companies to intermediaries may create a conflict of interest by influencing them and their salespersons to recommend such contracts over other investments. Ask your salesperson or visit your financial intermediary's Web site for more information. In addition, payments by the fund to insurance and related companies may be a factor that an insurance company considers in including the fund as underlying investment option in variable insurance contracts. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

Temporary Defensive Investing

During unusual or unsettled market conditions, for purposes of meeting redemption requests, or pending investment of its assets, a fund generally may invest all or a portion of its assets in cash and securities that are highly liquid, including: (a) high quality money market instruments, such as short-term U.S. government obligations, commercial paper, repurchase agreements or other cash equivalents; and (b) money market funds. In the case of funds investing extensively in foreign securities, these investments may be denominated in either U.S. dollars or foreign currencies and may include debt of foreign corporations, governments and supranational organizations. To the extent a fund is in a defensive position, its ability to achieve its investment objective will be limited.

Additional information about the fund's principal risks

The principal risks of investing in the fund are summarized in the description of that fund above. These risks are more fully described below. The risks are described in alphabetical order and not in order of importance. The funds' Statement of Additional Information dated the same date as this prospectus (the "SAI") contains further details about these risks as well as information about additional risks.

An investment in a fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund's shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors influence a mutual fund's performance.

Instability in the financial markets has led many governments, including the United States government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. The Dodd-Frank Wall Street Reform and Customer Protection Act includes a number of statutory provisions, rulemaking directives and required studies that could directly or indirectly impact the funds through: (i) provisions impacting the regulatory framework; (ii) provisions impacting the funds as investors; (iii) enhancements to the enforcement authority of the Securities and Exchange Commission; (iv) risk regulation of "systematically important" financial institutions; and (v) mandated studies that may have further effects on the funds. Such legislation may impact the fund in ways that are unforeseeable. Such legislation or regulation could limit or preclude the fund's ability to achieve its investment objective.

Governments or their agencies may acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of a fund's portfolio holdings. Furthermore, volatile financial markets can expose the fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments.

Credit and counterparty risk

This is the risk that the counterparty to an over-the-counter (OTC) derivatives contract (see "Hedging, derivatives and other strategic transactions risk") or a borrower of a fund's securities will be unable or unwilling to make timely principal, interest or settlement payments or to otherwise honor its obligations.

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The fund is exposed to credit risk to the extent it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of fund securities or the use of repurchase agreements. OTC derivatives transactions can be closed out with the other party to the transaction. If the counterparty defaults, a fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a fund will succeed in enforcing them. A fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While the manager intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.

Cybersecurity risk

Intentional cybersecurity breaches include unauthorized access to systems, networks, or devices (such as through "hacking" activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).

A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems ("denial of services"), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause a fund, the advisor, a manager, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs, or financial loss. In addition, such incidents could affect issuers in which a fund invests, and thereby cause the fund's investments to lose value.

Economic and market events risk

Events in the financials sector historically have resulted, and may result from time to time, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other events related to the sub-prime mortgage crisis in 2008; financial distress in the U.S. auto industry; credit and liquidity issues involving certain money market mutual funds; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; Standard & Poor's Ratings Services' downgrade of U.S. long-term sovereign debt; economic stimulus by the Japanese central bank; steep declines in oil prices; dramatic changes in currency exchange rates; and China's economic slowdown. Global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected, and it is uncertain when these conditions will recur. Banks and financial services companies could suffer losses if interest rates were to rise or economic conditions deteriorate.

In addition to financial market volatility, relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, or interventions in currency markets, could cause high volatility in the equity and fixed-income markets. This reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices. These events and the possible resulting market volatility may have an adverse effect on the fund.

Political turmoil within the United States and abroad may also impact the fund. Although the U.S. government has honored its credit obligations, it remains possible that the United States could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the fund's investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets.

Uncertainties surrounding the sovereign debt of a number of European Union (EU) countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the world's securities markets likely will be significantly disrupted. Political and military events, including the military crises in Ukraine and the Middle East, and nationalist unrest in Europe, also may cause market disruptions.

In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country's economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

Equity securities risk

Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate, and can decline and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund is invested declines, or if overall market and economic conditions deteriorate. An issuer's financial condition could decline as a result of poor management decisions, competitive pressures, technological obsolescence, undue reliance on suppliers, labor issues, shortages, corporate restructurings, fraudulent disclosures, or other factors. Changes in the financial condition of a single issuer can impact the market as a whole.

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Even a fund that invests in high-quality, or blue chip, equity securities, or securities of established companies with large market capitalizations (which generally have strong financial characteristics), can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be less able to react quickly to changes in the marketplace.

The fund may maintain substantial exposure to equities and generally does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

Value investing risk. Certain equity securities (generally referred to as value securities) are purchased primarily because they are selling at prices below what the manager believes to be their fundamental value and not necessarily because the issuing companies are expected to experience significant earnings growth. The fund bears the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be perceived by the manager to be underpriced or that the market may never come to recognize their fundamental value. A value stock may not increase in price, as anticipated by the manager investing in such securities, if other investors fail to recognize the company's value and bid up the price or invest in markets favoring faster growing companies. The fund's strategy of investing in value stocks also carries the risk that in certain markets, value stocks will underperform growth stocks. In addition, securities issued by U.S. entities with substantial foreign operations may involve risks relating to economic, political or regulatory conditions in foreign countries.

Financial services sector risk

Companies in the financial services sector include commercial and industrial banks, savings and loan associations and their holding companies, consumer and industrial finance companies, diversified financial services companies, investment banking, securities brokerage and investment advisory companies, leasing companies, and insurance companies. These companies are all subject to extensive regulation, rapid business changes, volatile performance dependent upon the availability and cost of capital and prevailing interest rates, and significant competition. General economic conditions significantly affect these companies. Credit and other losses resulting from the financial difficulty of borrowers or other third parties have a potentially adverse effect on companies in this sector. Investment banking, securities brokerage, and investment advisory companies are particularly subject to government regulation and the risks inherent in securities trading and underwriting activities. In addition, all financial services companies face shrinking profit margins due to new competitors, the cost of new technology, and the pressure to compete globally.

Foreign securities risk

Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers.

Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities. Also, for lesser developed countries, nationalization, expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include the suspension of the ability to transfer currency or assets from a country), political changes or diplomatic developments could adversely affect a fund's investments. In the event of nationalization, expropriation or other confiscation, a fund could lose its entire investment in a foreign security. All funds that invest in foreign securities are subject to these risks. Some of the foreign risks are also applicable to funds that invest a material portion of their assets in securities of foreign issuers traded in the U.S.

Emerging-market risk. Funds that invest a significant portion of their assets in the securities of issuers based in countries with emerging-market economies are subject to greater levels of foreign investment risk than funds investing primarily in more-developed foreign markets, since emerging-market securities may present market, credit, currency, liquidity, legal, political, and other risks greater than, or in addition to, the risks of investing in developed foreign countries. These risks include high currency exchange-rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging-market countries; the fact that companies in emerging-market countries may be newly organized, smaller, and less seasoned; the difference in, or lack of, auditing and financial reporting standards, which may result in the unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments in foreign jurisdictions; and significantly smaller market capitalizations of emerging-market issuers.

Currency risk. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund's investments. Currency risk includes both the risk that currencies in which a fund's investments are traded, or currencies in which a fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad. Certain funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Certain funds may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in a fund's currency exposure being substantially different from that suggested by its securities investments. All funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards, and swaps) may also

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involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase a fund's portfolio losses and reduce opportunities for gain when interest rates, stock prices, or currency rates are changing.

Hedging, derivatives, and other strategic transactions risk

The ability of a fund to utilize hedging, derivatives, and other strategic transactions to benefit the fund will depend in part on its manager's ability to predict pertinent market movements and market risk, counterparty risk, credit risk, interest-rate risk, and other risk factors, none of which can be assured. The skills required to utilize hedging and other strategic transactions are different from those needed to select a fund's securities. Even if the manager only uses hedging and other strategic transactions in a fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction does not have the desired outcome, it could result in a significant loss to a fund. The amount of loss could be more than the principal amount invested. These transactions may also increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the potential loss from the use of futures can exceed a fund's initial investment in such contracts. In addition, these transactions could result in a loss to a fund if the counterparty to the transaction does not perform as promised.

A fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates, or indexes. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. A fund may use derivatives for many purposes, including for hedging and as a substitute for direct investment in securities or other assets. Derivatives may be used in a way to efficiently adjust the exposure of a fund to various securities, markets, and currencies without a fund actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. Further, since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a fund uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, a fund may segregate assets determined to be liquid or, as permitted by applicable regulation, enter into certain offsetting positions to cover its obligations under derivative instruments. For a description of the various derivative instruments the fund may utilize, refer to the SAI.

The regulation of the U.S. and non-U.S. derivatives markets has undergone substantial change in recent years and such change may continue. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, and regulation proposed to be promulgated thereunder require many derivatives to be cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on dealers that enter into swaps with a pension plan, endowment, retirement plan or government entity, and required banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. Although the Commodity Futures Trading Commission (CFTC) has released final rules relating to clearing, reporting, recordkeeping and registration requirements under the legislation, many of the provisions are subject to further final rule making, and thus its ultimate impact remains unclear. New regulations could, among other things, restrict the fund's ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the fund may be unable to fully execute its investment strategies as a result. Limits or restrictions applicable to the counterparties with which the fund engages in derivative transactions also could prevent the fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain investments.

At any time after the date of this prospectus, legislation may be enacted that could negatively affect the assets of the Fund. Legislation or regulation may change the way in which the fund itself is regulated. The Adviser cannot predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect the fund's ability to achieve its investment objectives.

The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other, more traditional assets. In particular, the use of derivative instruments exposes a fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party's consent to assign the transaction to a third party. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the fund when the fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a manager intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent a fund contracts with a limited number of counterparties, the fund's risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the fund. Derivatives are also subject to a number of other risks, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments, or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indexes they are designed to hedge or closely track. Suitable derivatives transactions may not be available in all circumstances. The fund is also subject to the risk that the counterparty closes out the derivatives transactions upon the occurrence of certain triggering events. In addition, a manager may determine not to use derivatives to hedge or otherwise reduce risk exposure. Government legislation or regulation could affect the use of derivatives transactions and could limit a fund's ability to pursue its investment strategies.

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A detailed discussion of various hedging and other strategic transactions appears in the SAI. The following is a list of certain derivatives and other strategic transactions that the fund intends to utilize and the main risks associated with each of them.

Foreign currency forward contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk, and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Futures contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Options. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Industry or sector risk

When a fund's investments are concentrated or focused in one or more particular industries or sectors of the economy, they are not as diversified as the investments of most mutual funds and are far less diversified than the broad securities markets. This means that concentrated or focused funds tend to be more volatile than other mutual funds, and the values of their investments tend to go up and down more rapidly. In addition, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory, and other factors affecting those industries or sectors.  From time to time, a small number of companies may represent a large portion of a single industry or a group of related industries as a whole.

Investment company securities risk

A fund may invest in securities of other investment companies. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Investments in closed end funds may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

Large company risk

Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. For purposes of the fund's investment policies, the market capitalization of a company is based on its capitalization at the time the fund purchases the company's securities. Market capitalizations of companies change over time. The fund is not obligated to sell a company's security simply because, subsequent to its purchase, the company's market capitalization has changed to be outside the capitalization range, if any, in effect for the fund.

Liquidity risk

The extent to which a security may be sold or a derivative position closed without negatively impacting its market value, if at all, may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Funds with principal investment strategies that involve investments in securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Exposure to liquidity risk may be heightened for funds that invest in securities of emerging markets and related derivatives that are not widely traded, and that may be subject to purchase and sale restrictions.

Small and mid-sized company risk

Market risk and liquidity risk may be pronounced for securities of companies with medium-sized market capitalizations and are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets, or financial resources, or they may depend on a few key employees. The securities of companies with medium and smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities, and their value may fluctuate more sharply than those securities. They may also trade in the OTC market or on a regional exchange, or may otherwise have limited liquidity. Investments in less-seasoned companies with medium and smaller market capitalizations may not only present greater opportunities for growth and capital appreciation, but also involve greater risks than are customarily associated with more established companies with larger market capitalizations. These risks apply to all funds that invest in the securities of companies with smaller- or medium-sized market capitalizations. For purposes of the fund's investment policies, the market capitalization of a company is based on its capitalization at the time the fund purchases the company's securities. Market capitalizations of companies change over time. The fund is not obligated to sell a company's security simply because, subsequent to its purchase, the company's market capitalization has changed to be outside the capitalization range, if any, in effect for the fund.

Additional information about the fund's investment policies

Subject to certain restrictions and except as noted below, the fund may use the following investment strategies and purchase the following types of securities.

Foreign Repurchase Agreements

The fund may enter into foreign repurchase agreements. Foreign repurchase agreements may be less well secured than U.S. repurchase agreements, and may be denominated in foreign currencies. They also may involve greater risk of loss if the counterparty defaults. Some counterparties in these transactions may be less creditworthy than those in U.S. markets.

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Illiquid Securities

The fund is precluded from investing in excess of 15% of its net assets in securities that are not readily marketable. Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, the fund may be forced to sell them at a discount from the last offer price.

Indexed/Structured Securities

The fund may invest in indexed/structured securities. These securities are typically short-to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments. A fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

Lending of Fund Securities

The fund may lend its securities so long as such loans do not represent more than 33 1/3% of the fund's total assets. As collateral for the loaned securities, the borrower gives the lending portfolio collateral equal to at least 100% of the value of the loaned securities. The collateral may consist of cash, cash equivalents or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The borrower must also agree to increase the collateral if the value of the loaned securities increases. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.

Loan Participations

The fund may invest in fixed-and floating-rate loans, which investments generally will be in the form of loan participations and assignments of such loans. Participations and assignments involve special types of risks, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. Investments in loan participations and assignments present the possibility that a fund could be held liable as a co-lender under emerging legal theories of lender liability. If a fund purchases a participation, it may only be able to enforce its rights through the lender and may assume the credit risk of the lender in addition to the borrower.

Mortgage Dollar Rolls

The fund may enter into mortgage dollar rolls. Under a mortgage dollar roll, a fund sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date.

At the time the fund enters into a mortgage dollar roll, it will maintain on its records liquid assets such as cash or U.S. government securities equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings.

The fund may only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash or cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction. Dollar roll transactions involve the risk that the market value of the securities sold by the funds may decline below the repurchase price of those securities. While a mortgage dollar roll may be considered a form of leveraging, and may, therefore, increase fluctuations in a fund's NAV per share, the funds will cover the transaction as described above.

Repurchase Agreements

The fund may enter into repurchase agreements. Repurchase agreements involve the acquisition by a fund of debt securities subject to an agreement to resell them at an agreed-upon price. The arrangement is in economic effect a loan collateralized by securities. The fund's risk in a repurchase transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, the instrument purchased may decline in value, interest payable on the instrument may be lost and there may be possible delays and expense in liquidating the instrument. Securities subject to repurchase agreements will be valued every business day and additional collateral will be requested if necessary so that the value of the collateral is at least equal to the value of the repurchased obligation, including the interest accrued thereon. Repurchases agreements maturing in more than seven days are deemed to be illiquid.

Reverse Repurchase Agreements

The fund may enter into repurchase agreements. Repurchase agreements involve the acquisition by a fund of debt securities subject to an agreement to resell them at an agreed-upon price. The arrangement is in economic effect a loan collateralized by securities. The fund's risk in a repurchase transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, the instrument purchased may decline in value, interest payable on the instrument may be lost and there may be possible delays and expense in liquidating the instrument. Securities subject to repurchase agreements will be valued every business day and additional collateral will be requested if necessary so that the value of the collateral is at least equal to the value of the repurchased obligation, including the interest accrued thereon. Repurchases agreements maturing in more than seven days are deemed to be illiquid.

U.S. Government Securities

The fund may invest in U.S. government securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency or instrumentality, which depends entirely on its own resources to repay the debt. U.S. government securities that are backed by the full faith and credit of the United States include U.S. Treasuries and mortgage-backed securities guaranteed by the Government National Mortgage Association. Securities that are only supported by the credit of the issuing agency or instrumentality include Fannie Mae, FHLBs and Freddie Mac. See "Credit and counterparty risk" for additional information on Fannie Mae and Freddie Mac securities.

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Warrants

The fund may, subject to certain restrictions, purchase warrants, including warrants traded independently of the underlying securities. Warrants are rights to purchase securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities, and warrant holders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. Warrants cease to have value if not exercised prior to their expiration dates.

When-Issued/Delayed-Delivery/Forward Commitment Securities

The fund may purchase or sell debt or equity securities on a "when-issued," delayed-delivery or "forward commitment" basis. These terms mean that the fund will purchase or sell securities at a future date beyond customary settlement (typically trade date plus 30 days or longer) at a stated price and/or yield. At the time delivery is made, the value of when-issued, delayed-delivery or forward commitment securities may be more or less than the transaction price, and the yields then available in the market may be higher or lower than those obtained in the transaction.

These investment strategies and securities are described further in the SAI.

Management

Trustees

JHVIT is managed under the direction of its Trustees. The Board oversees the business activities of the fund and retains the services of the various firms that carry out the operations of the funds. The Board may change the investment objective and strategy of the fund without shareholder approval.

Investment Management

John Hancock Investment Management Services, LLC (the "Advisor") is the investment advisor to JHVIT and is registered with the SEC as an investment advisor under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The Advisor is a Delaware limited liability company with its principal offices located at 601 Congress Street, Boston, Massachusetts 02210. Its ultimate controlling parent is Manulife Financial Corporation ("MFC"), a publicly traded company based in Toronto, Canada. MFC and its subsidiaries operate as "Manulife Financial" in Canada and Asia and principally as "John Hancock" in the United States.

JHVIT fund shares are sold only to insurance companies and their separate accounts as the underlying investment medium for variable annuity and variable life insurance contracts and group annuity contract offered to 401(k) plans ("variable contracts"). Two of these insurance companies, John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, are affiliates of the Advisor (the "Affiliated Insurance Companies"). The Affiliated Insurance Companies perform administrative services for the JHVIT funds in connection with the variable contracts for which they serve as the underlying investment medium. To compensate the Affiliated Insurance Companies for providing these services, the Advisor, not the JHVIT funds, pays each Affiliated Insurance Company an administrative fee equal to 0.25% of the total average daily net assets of the JHVIT funds attributable to variable contracts issued by the Affiliated Insurance Company.

Subject to general oversight by the Board of Trustees, the Advisor manages and supervises the investment operations and business affairs of the fund. The Advisor selects, contracts with and compensates one or more subadvisors to manage on a day-to-day basis all or a portion of the fund's portfolio assets subject to oversight by the Advisor. The Advisor is responsible for overseeing and implementing the fund's investment program and provides a variety of advisory oversight and investment research services. The Advisor also provides management and transition services associated with certain fund events (e.g., strategy, portfolio manager or subadvisor changes) and coordinates and oversees services provided under other agreements.

The Advisor has ultimate responsibility to oversee a subadvisor and recommend to the Board of Trustees its hiring, termination, and replacement. In this capacity, the Advisor, among other things: (i) monitors the compliance of the subadvisor with the investment objectives and related policies of the fund,; (ii) reviews the performance of the subadvisor,; and (iii) reports periodically on such performance to the Board of Trustees. The Advisor employs a team of investment professionals who provide these research and monitoring services.

Subject to Board approval, the Advisor may elect to manage fund assets directly and currently manages the assets of certain funds. As compensation for its services, the Advisor receives a fee from JHVIT computed separately for the fund. Appendix A to this Prospectus is a schedule of the management fees each fund currently is obligated to pay the Advisor. The subadvisors are compensated by the Advisor and not by the fund.

The fund rely on an order from the Securities and Exchange Commission (SEC) permitting the Advisor, subject to approval by the Board of Trustees, to appoint a subadvisor or change the terms of a subadvisory agreement without obtaining shareholder approval. The fund, therefore, is able to change subadvisors or the fees paid to a subadvisor from time to time without the expense and delays associated with obtaining shareholder approval of the change. This order does not, however, permit the Advisor to appoint a subadvisor that is an affiliate of the Advisor or JHVIT (other than by reason of serving as a subadvisor to a fund), or to increase the subadvisory fee of an affiliated subadvisor, without the approval of the shareholders.

A discussion regarding the basis for the Board's approval of the advisory and subadvisory agreements for the fund is available in the fund's semi-annual report to shareholders for the periods ended June 30, 2015 and December 31, 2015.

Additional information about fund expenses

The fund's annual operating expenses will likely vary throughout the period and from year to year. The fund's expenses for the current fiscal year may be higher than the expenses listed in the fund's "Annual fund operating expenses" table, for some of the following reasons: (i) a significant decrease in average net assets may result in a higher advisory fee rate if advisory fee breakpoints are not achieved; (ii) a significant decrease in average net assets may result in an increase in the expense ratio because certain fund expenses do not decrease as asset levels decrease; or (iii) fees may be incurred for extraordinary events such as fund tax expenses.

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The Advisor has contractually agreed to waive its management fee or reimburse expenses (the Reimbursement) for certain participating funds of the Trust and other John Hancock Funds. The Reimbursement equals, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the participating funds that exceeds $75 billion but is less than or equal to $125 billion, 0.0125% of that portion of the aggregate net assets of all the participating funds that exceeds $125 billion but is less than or equal to $150 billion, 0.0150% of that portion of the aggregate net assets of all the participating funds that exceeds $150 billion but is less than or equal to $175 billion, 0.0175% ofthat portion ofthe aggregate net assets of all the participating funds that exceeds $175 billion but is less than or equal to $200 billion, 0.02% of that portion of the aggregate net assets of all the participating funds that exceeds $200 billion but is less than or equal to $225 billion, and 0.0225% of that portion of the aggregate net assets of all the participating funds that exceeds $225 billion. The amount of the Reimbursement is calculated daily and allocated among all the participating funds in proportion to the daily net assets of each such fund. The Reimbursement may be terminated or modified at any time by the Advisor with the approval of the Trust's Board of Trustees (the Board).

Subadvisor and Portfolio Managers

Set forth below, in alphabetical order by subadvisor, is additional information about the subadvisor and the fund portfolio managers. The SAI includes additional details about the portfolio managers, including information about their compensation, accounts they manage other than the funds and their ownership of fund securities.

Dimensional Fund Advisors LP ("Dimensional")

Dimensional was organized in 1981 as "Dimensional Fund Advisors, Inc.," a Delaware corporation, and in 2006, it converted its legal name and organizational form to "Dimensional Fund Advisors LP," a Delaware limited partnership. Dimensional is engaged in the business of providing investment management services. Dimensional is located at 6300 Bee Cave Road, Building One, Austin, Texas 78746.

Dimensional uses a team approach. The investment team includes the Investment Committee of Dimensional, portfolio managers and trading personnel. The Investment Committee is composed primarily of certain officers and directors of Dimensional who are appointed annually. Investment strategies for funds managed by Dimensional are set by the Investment Committee, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee also sets and reviews all investment related policies and procedures and approves any changes in regards to approved countries, security types and brokers.

In accordance with the team approach, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee. The portfolio managers and portfolio traders also make daily investment decisions regarding fund management based on the parameters established by the Investment Committee. Dimensional has identified the following persons as primarily responsible for coordinating the day-to-day management of the funds as set forth below.

Funds	Portfolio Managers
Emerging Markets Value Trust	Joseph H. Chi, CFA Jed S. Fogdall Henry F. Gray Daniel Ong Bhanu P. Singh

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Joseph H. Chi, CFA. Co-Head of Portfolio Management, Senior Portfolio Manager and Vice President of Dimensional and chairman of the Investment Committee. Mr. Chi joined Dimensional as a Portfolio Manager in 2005 and has been cohead of the portfolio management group since 2012.

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Jed S. Fogdall. Co-Head of Portfolio Management, Senior Portfolio Manager and Vice President of Dimensional and a member of the Investment Committee. Mr. Fogdall joined Dimensional as a Portfolio Manager in 2004 and has been cohead of the portfolio management group since 2012.

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Henry F. Gray. Head of Global Equity Trading and Vice President and a member of the Investment Committee. Mr. Gray joined Dimensional in 1995 and was a Portfolio Manager from 1995 to 2005 and has been the Head of Global Equity Trading since 2006.

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Daniel Ong. Senior Portfolio Manager and Vice President of Dimensional. Mr. Ong joined Dimensional in 2005 and has been a portfolio manager since 2005.

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Bhanu P. Singh. Senior Portfolio Manager and Vice President of Dimensional. Mr. Singh joined Dimensional in 2003 and has been a portfolio manager since 2012.

Share classes and Rule 12b-1 plans

Share classes

The fund may issue four classes of shares: Series I, Series II, Series III and NAV shares (not all funds issue all share classes). Each share class is the same except for differences in the allocation of fund expenses and voting rights as described below.

The expenses of the fund are generally borne by its Series I, Series II, Series III and NAV shares (as applicable) based on the net assets of the fund attributable to shares of each class. "Class expenses," however, are allocated to each class. "Class expenses" include Rule 12b-1 fees (if any) paid by a share class and other expenses determined by the Advisor to be properly allocable to a particular class. The Advisor will make such allocations in a manner and using such methodology as it determines to be reasonably appropriate, subject to ratification or approval by the Board. The kinds of expenses that the Advisor may allocate to a particular class include the following: (i) printing and postage expenses related to preparing and distributing to the shareholders of a specific class (or owners of contracts funded by shares of such class) materials such as shareholder reports, prospectuses and proxies; (ii) professional fees relating solely to such class; (iii) Trustees' fees, including independent counsel fees, relating specifically to one class; and (iv) expenses associated with meetings of shareholders of a particular class.

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All shares of the fund have equal voting rights and are voted in the aggregate, and not by class, except that shares of each class have exclusive voting rights on any matter submitted to shareholders that relates solely to the arrangement of that class and have separate voting rights when any matter is submitted to shareholders in which the interests of one class differ from the interests of any other class or when voting by class is otherwise required by law.

Rule 12b-1 Plans

Rule 12b-1 fees will be paid to JHVIT's Distributor, John Hancock Distributors, LLC, or any successor thereto (the "Distributor").

To the extent consistent with applicable laws, regulations and rules, the Distributor may use Rule 12b-1 fees:

(i) for any expenses relating to the distribution of the shares of the class,
(ii) for any expenses relating to shareholder or administrative services for holders of the shares of the class (or owners of contracts funded in insurance company separate accounts that invest in the shares of the class) and
(iii) for the payment of "service fees" that come within Rule 2830(d)(5) of the Conduct Rules of the Financial Industry Regulatory Authority.

Without limiting the foregoing, the Distributor may pay all or part of the Rule 12b-1 fees from a fund to one or more affiliated and unaffiliated insurance companies that have issued variable insurance contracts for which the fund serves as an investment vehicle as compensation for providing some or all of the types of services described in the preceding sentence; this provision, however, does not obligate the Distributor to make any payments of Rule 12b-1 fees and does not limit the use that the Distributor may make of the Rule 12b-1 fees it receives. Currently, all such payments are made to insurance companies affiliated with JHVIT's investment advisor and Distributor. However, payments may be made to nonaffiliated insurance companies in the future.

The annual Rule 12b-1 fee rate currently accrued by each fund is set forth in the expense table of each fund. Subject to the approval of the Board, each fund may under the 12b-1 Plans charge Rule 12b-1 fees up to the following maximum annual rates:

Series I shares
an annual rate of up to 0.15%* of the net assets of the Series I shares

Series II shares
an annual rate of up to 0.35%* of the net assets of the Series II shares

Rule 12b-1 fees are paid out of a fund's assets on an ongoing basis. Therefore, these fees will increase the cost of an investment in a fund and may, over time, be greater than other types of sales charges.

General information

Purchase and redemption of shares

Shares of the fund are offered continuously, without sales charge, and are sold and redeemed at a price equal to their net asset value (NAV) next computed after a purchase payment or redemption request is received. Depending upon the NAV at that time, the amount paid upon redemption may be more or less than the cost of the shares redeemed. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. However, JHVIT may suspend the right of redemption or postpone the date of payment beyond seven days during any period when:

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trading on the New York Stock Exchange ("NYSE") is restricted, as determined by the SEC, or the NYSE is closed for other than weekends and holidays;

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an emergency exists, as determined by the SEC, as a result of which disposal by JHVIT of securities owned by it is not reasonably practicable or it is not reasonably practicable for JHVIT fairly to determine the value of its net assets; or

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the SEC by order so permits for the protection of security holders of JHVIT.

Shares of the fund are not sold directly to the public but generally may be sold only to insurance companies and their separate accounts as the underlying investment media for variable annuity and variable life insurance contracts issued by such companies, to certain entities affiliated with the insurance companies, to those funds of JHVIT that operate as funds of funds and invest in other funds ("Underlying Funds") and to certain qualified retirement plans ("qualified plans").

Due to differences in tax treatments and other considerations, the interests of holders of variable annuity and variable life insurance contracts, and the interests of holders of variable contracts and qualified plan investors, that participate in JHVIT may conflict. The Board of Trustees of JHVIT (the "Board" or "Trustees") will monitor events in order to identify the existence of any material irreconcilable conflicts and determine what action, if any, should be taken in response to any such conflict.

Valuation of shares

The net asset value (NAV) for each class of shares of the fund is determined once daily as of the close of regular trading of the New York Stock Exchange (NYSE) (typically 4:00 P.M., Eastern time, on each business day that the NYSE is open). On holidays or other days when the NYSE is closed, the NAV is not calculated and the fund does not transact purchase or redemption requests. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and U.S. business holidays on which the fund's NAV is not calculated. Consequently, the fund's portfolio securities may trade and the NAV of the fund's shares may be significantly affected on days when a shareholder will not be able to purchase or redeem shares of the fund.

Each class of shares of the fund has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of fund shares outstanding for that class.

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Valuation of securities

Portfolio securities are valued by various methods that are generally described below. Portfolio securities also may be fair valued by the funds' Pricing Committee in certain instances pursuant to procedures established by the Trustees. Equity securities are generally valued at the last sale price or, for certain markets, the official closing price as of the close of the relevant exchange. Securities not traded on a particular day are valued using last available bid prices. A security that is listed or traded on more than one exchange is valued at the price on the exchange where the security was acquired or most likely will be sold. Debt obligations are valued based on evaluated prices provided by an independent pricing vendor. Certain short-term securities purchased with an original or remaining maturity of 60 days or less remaining at par, are valued at amortized cost. The value of securities denominated in foreign currencies is converted into U.S. dollars at the exchange rate supplied by an independent pricing vendor. Exchange-traded options are valued at the mean of the most recent bid and ask prices. Futures contracts are valued at settlement prices. If settlement prices are not available, futures contracts may be valued using last traded prices. Shares of other open-end investment companies that are not ETFs (underlying funds) are valued based on the NAVs of such underlying funds.

If market quotations or official closing prices are not readily available or are otherwise deemed unreliable because of market- or issuer-specific events, a security will be valued at its fair value as determined in good faith by the Trustees. The Trustees are assisted in their responsibility to fair value securities by the funds' Pricing Committee, and the actual calculation of a security's fair value may be made by the Pricing Committee acting pursuant to the procedures established by the Trustees. In certain instances, therefore, the Pricing Committee may determine that a reported valuation does not reflect fair value, based on additional information available or other factors, and may accordingly determine in good faith the fair value of the assets, which may differ from the reported valuation.

Fair value pricing of securities is intended to help ensure that a fund's NAV reflects the fair market value of the fund's portfolio securities as of the close of regular trading on the NYSE (as opposed to a value that no longer reflects market value as of such close), thus limiting the opportunity for aggressive traders or market timers to purchase shares of the fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain, thereby diluting the interests of long- term shareholders. However, a security's valuation may differ depending on the method used for determining value, and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains.

The use of fair value pricing has the effect of valuing a security based upon the price a fund might reasonably expect to receive if it sold that security in an orderly transaction between market participants, but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty and subjective nature of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a readily available market price for the investment existed and these differences could be material.

Regarding a fund's investment in an underlying fund that is not an ETF, which (as noted above) is valued at such underlying fund's NAV, the prospectus for such underlying fund explains the circumstances and effects of fair value pricing for that underlying fund.

Dividends

JHVIT intends to declare as dividends substantially all of the net investment income, if any, of the fund. Dividends from the net investment income and the net capital gain, if any, for the fund will be declared not less frequently than annually and reinvested in additional full and fractional shares of that fund or paid in cash.

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Financial highlights

The financial highlights table below is intended to help investors understand the financial performance of the fund for the past five years (or since inception in the case of a fund in operation for less than five years.) Certain information reflects financial results for a single share of a fund. The total returns presented in the table represent the rate that an investor would have earned (or lost) on an investment in a particular fund (assuming reinvestment of all dividends and distributions). The total return information shown in the Financial Highlights table does not reflect the fees and expenses of any separate account that may use John Hancock Variable Insurance Trust ("JHVIT") as its underlying investment medium or of any variable insurance contract that may be funded in such a separate account. If these fees and expenses were included, the total return figures for all periods shown would be reduced.

The financial statements of JHVIT as of December 31, 2015, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The report of PricewaterhouseCoopers LLP, along with JHVIT's financial statements, as they appear in JHVIT's annual report, has been incorporated by reference into the SAI. Copies of JHVIT's annual report are available upon request.

Emerging Markets Value Trust

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net assetvalue, beginning of period($)	Net investment income (loss) ($)[1]	Net real-ized and unrealized gain (loss) on invest-ments ($)	Total from investment oper-ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
Series I
12-31-2015[3]	8.91	0.15	(1.85)	(1.70)	(0.17)	—	—	(0.17)	7.04	(19.08)	1.10		1.09		1.73		2		20
12-31-2014	9.92	0.17	(0.65)	(0.48)	(0.18)	(0.35)	—	(0.53)	8.91	(5.50)	1.13		1.12		1.68		3		17
12-31-2013	10.74	0.13	(0.46)	(0.33)	(0.13)	(0.36)	—	(0.49)	9.92	(3.22)	1.13		1.12		1.25		4		9
12-31-2012	9.86	0.14	1.60	1.74	(0.11)	(0.75)	—	(0.86)	10.74	18.53	1.13		1.13		1.31		9		14
12-31-2011	15.99	0.17	(4.31)	(4.14)	(0.20)	(1.79)	—	(1.99)	9.86	(27.06)	1.13		1.13		1.27		7		18
Series II
12-31-2015[3]	9.48	0.10	(2.37)	(2.27)	(0.16)	—	—	(0.16)	7.05	(24.01)[4]	1.30	[5]	1.29	[5]	2.13	[5]	—	[6]	20	[7]
Series NAV
12-31-2015[3]	8.90	0.14	(1.83)	(1.69)	(0.18)	—	—	(0.18)	7.03	(19.05)	1.05		1.04		1.72		660		20
12-31-2014	9.90	0.17	(0.63)	(0.46)	(0.19)	(0.35)	—	(0.54)	8.90	(5.36)	1.08		1.07		1.70		824		17
12-31-2013	10.72	0.14	(0.47)	(0.33)	(0.13)	(0.36)	—	(0.49)	9.90	(3.18)	1.08		1.07		1.37		1,078		9
12-31-2012	9.85	0.14	1.59	1.73	(0.11)	(0.75)	—	(0.86)	10.72	18.49	1.08		1.08		1.34		1,115		14
12-31-2011	15.98	0.18	(4.31)	(4.13)	(0.21)	(1.79)	—	(2.00)	9.85	(27.02)	1.08		1.08		1.32		915		18

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	The inception date for Series II shares is 5-27-15.
4	Not annualized.
5	Annualized.
6	Less than $500,000.
7	Portfolio turnover is shown for the period from 1-1-15 to 12-31-15.

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Appendix A
Schedule of Management Fees

Set forth below is the schedule of the annual percentage rates of the management fees for the fund. The advisory or management fee for the fund is calculated by applying to the net assets of the fund an annual fee rate, which is determined based on the application of the annual percentage rates for the fund to the "Aggregate Net Assets" of the fund. Aggregate Net Assets of a fund include the net assets of the fund, and the net assets of one other John Hancock Fund Complex fund indicated below that has the same subadvisor as the fund. If the fund and such other fund cease to have the same subadvisor, their assets will no longer be aggregated for purposes of determining the applicable annual fee rate for the fund.

Fund	APR	Advisory Fee Breakpoint
Emerging Markets Value Trust	1.000%	— first $100 million; and
	0.950%	— excess over $100 million.
		(Aggregate Net Assets include the net assets of the fund and the Emerging Markets Fund, a series of JHF II.)

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For more information

The following documents are available, which offer further information on JHVIT:

Annual/semiannual report to shareholders

Includes financial statements, a discussion of the market conditions, the fund's performance for the most recent fiscal year end and investment strategies that significantly affected performance, as well as the auditor's report (in the annual report only).

Statement of Additional Information (SAI)

The SAI contains more detailed information on all aspects of the fund. The SAI includes a summary of JHVIT's policy regarding disclosure of portfolio holdings as well as legal and regulatory matters. The current SAI has been filed with the SEC and is incorporated by reference into (and is legally a part of) this Prospectus.

To request a free copy of the current annual/semiannual report or the SAI, please contact John Hancock:

By mail:
John Hancock Variable Insurance Trust
601 Congress Street
Boston, MA 02210-2805

By phone: 800-344-1029

On the internet: johnhancock.com

Or you may obtain these documents and other information about the Funds from the SEC:

By mail: Public Reference Section Securities and Exchange Commission Washington, DC 20549-0102 (duplicating fee required)

In person: at the SEC's Public Reference Room in Washington, DC For access to the Reference Room call 1-202-551-8090

By electronic request: publicinfo@sec.gov (duplicating fee required)

On the Internet: www.sec.gov

1940 Act File No. 811-04146

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